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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 5, 2000
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                             Universal Access, Inc.
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             (Exact name of registrant as specified in its charter)


  Delaware                           000-28559                   36-186543
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(State of or other                 (Commission                (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


 100 N. Riverside Plaza, Suite 2200, Chicago, Illinois                    60606
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (312) 660-5000
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     N/A
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(Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         Universal Access, Inc. (the "Company") announced on July 5, 2000 the acquisition of Tri-Quad Enterprises, Inc. ("Tri-Quad"), which produces LATTIS (Local Area Transport Tariff Information System), an information tool for circuit pricing. Tri-Quad is located in Manchester, Connecticut.




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EXHIBITS

       99.      ADDITIONAL EXHIBITS.

                1.   Press Release dated July 5, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Universal Access, Inc.
                                      (Registrant)



DATE:  July 14, 2000                  By:    /s/ Patrick Shutt
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                                      Name:  Patrick Shutt
                                      Title: Chief Executive Officer, President



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